[ART]
TIFI
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TEMPLETON
INSTITUTIONAL
FUNDS, INC.




MAY 1, 1997
AS AMENDED NOVEMBER 1, 1997
PROSPECTUS




This prospectus is not an offering of the securities herein described in any state, jurisdiction or country in which the offering is not authorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.


PRINCIPAL UNDERWRITER:
Franklin Templeton Distributors, Inc.


100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

INSTITUTIONAL SERVICES AND FUND
INFORMATION: 800-321-8563



ZTIFI P 11/97

                                   PROSPECTUS

                                      LOGO


                       Templeton Institutional Funds, Inc.

                                   MAY 1, 1997
                           as amended November 1, 1997


                                  GROWTH SERIES
                              FOREIGN EQUITY SERIES
                             EMERGING MARKETS SERIES
                      EMERGING FIXED INCOME MARKETS SERIES


                                      LOGO

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This  prospectus  describes the four funds listed above (the "Funds")  which are series of Templeton Institutional Funds, Inc. (the "Company"). This prospectus contains information you should know before investing in the Funds.
Please keep it for future reference.

INVESTMENTS IN EMERGING MARKETS INVOLVE CERTAIN CONSIDERATIONS WHICH ARE NOT NORMALLY INVOLVED IN INVESTMENT IN SECURITIES OF U.S. COMPANIES, AND AN INVESTMENT IN THE FUNDS MAY BE CONSIDERED SPECULATIVE. THE FUNDS MAY BORROW MONEY FOR INVESTMENT PURPOSES, WHICH MAY INVOLVE GREATER RISK AND ADDITIONAL COSTS TO THE FUNDS. IN ADDITION, THE FUNDS MAY INVEST UP TO 10% OF THEIR ASSETS IN RESTRICTED SECURITIES, WHICH MAY INVOLVE GREATER RISK AND INCREASED FUND EXPENSES. THE EMERGING FIXED INCOME MARKETS SERIES MAY INVEST A SUBSTANTIAL PORTION OF ITS ASSETS IN HIGH-YIELD, HIGH RISK DEBT INSTRUMENTS THAT ARE PREDOMINANTLY SPECULATIVE. SEE "WHAT ARE THE FUNDS' POTENTIAL RISKS?"

The Company has a Statement of Additional Information ("SAI") dated May 1, 1997, as amended November 1, 1997, which may be further amended from time to time. It includes more information about the Funds' procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Funds at their address.



SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TEMPLETON
INSTITUTIONAL
FUNDS, INC.


-------------------------------------------------------------------------------

May 1, 1997
as amended November 1, 1997

WHEN READING THIS PROSPECTUS, YOU WILL SEE CERTAIN TERMS BEGINNING WITH CAPITAL LETTERS. THIS MEANS THE TERM IS EXPLAINED IN OUR GLOSSARY SECTION.







TABLE OF CONTENTS

ABOUT THE FUND
Expense Summary...................................................... 1
Financial Highlights................................................. 2

How Do the Funds Invest Their Assets?................................ 6
What Are the Funds' Potential Risks?................................. 17
Who Manages the Funds?............................................... 20
How Do the Funds Measure Performance?................................ 22
How Is the Company Organized?........................................ 23
How Taxation Affects You and the Funds............................... 23

ABOUT YOUR ACCOUNT
How Do I Buy Shares?................................................. 24
May I Exchange Shares for Shares of Another Fund?.................... 26
How Do I Sell Shares?................................................ 27
What Distributions Might I Receive from the Funds?................... 28
Transaction Procedures and Special Requirements...................... 28
Services to Help You Manage Your Account............................. 31

GLOSSARY
Useful Terms and Definitions......................................... 33
Appendix............................................................. 35
Corporate Bond Ratings............................................... 35







100 Fountain Parkway

P.O. Box 33030
St. Petersburg, Florida 33733-8030

1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Funds. For Growth Series, Foreign Equity Series and Emerging Markets Series, the table is based on historical expenses for the fiscal year ended December 31, 1996. For Emerging Fixed Income Markets Series, the table is based on estimated expenses, after fee reductions and expense limitations, for the current fiscal year. The Funds' actual expenses may vary. The information in the table does not reflect an administrative service fee of $5.00 per exchange for market timing or allocation service accounts.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                      EMERGING
                                                                                                      FIXED
                                                                            FOREIGN     EMERGING      INCOME
                                                               GROWTH       EQUITY      MARKETS       MARKETS
                                                               SERIES       SERIES      SERIES        SERIES
---------------------------------------------------------------------------------------------------------------------
     Management Fees (after fee reduction)*................... 0.70%        0.70%       1.25%         0.55%
     Other Expenses........................................... 0.17%        0.17%       0.31%         0.70%
     Total Fund Operating Expenses (after fee reduction)*..... 0.87%        0.87%       1.56%         1.25%

EXAMPLE: Assume the annual return for each Fund is 5% and operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

                                                               1 YEAR       3 YEARS     5 YEARS       10 YEARS
---------------------------------------------------------------------------------------------------------------------
     GROWTH SERIES............................................ $        9   $      28   $        48   $       107
     FOREIGN EQUITY SERIES.................................... $        9   $      28   $        48   $       107
     EMERGING MARKETS SERIES..................................  $      16   $      49   $        85   $       186
     EMERGING FIXED INCOME MARKETS SERIES.....................  $      13   $      40   $        69   $       151

     THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Funds pay their operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each Fund and are not directly charged to your account.

* THE INVESTMENT MANAGERS AND FT SERVICES HAVE AGREED IN ADVANCE TO REDUCE THEIR RESPECTIVE FEES IN ORDER TO LIMIT THE TOTAL EXPENSES OF EACH FUND TO AN ANNUAL RATE OF 1% OF AVERAGE NET ASSETS FOR GROWTH SERIES, 1% OF AVERAGE NET ASSETS FOR FOREIGN EQUITY SERIES, 1.6% OF AVERAGE NET ASSETS FOR EMERGING MARKETS SERIES, AND 1.25% OF AVERAGE NET ASSETS FOR EMERGING FIXED INCOME MARKETS SERIES THROUGH APRIL 30, 1998. IF THESE FEE REDUCTIONS ARE INSUFFICIENT TO SO LIMIT THE FUNDS' EXPENSES, FT SERVICES HAS AGREED TO MAKE CERTAIN PAYMENTS TO REDUCE THE FUNDS' EXPENSES. AFTER APRIL 30, 1998, THESE AGREEMENTS MAY END AT ANY TIME UPON NOTICE TO THE BOARD. THESE VOLUNTARY AGREEMENTS DID NOT RESULT IN ANY FEE REDUCTIONS FOR GROWTH SERIES, FOREIGN EQUITY SERIES AND EMERGING MARKETS SERIES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996. IF THIS VOLUNTARY AGREEMENT WERE NOT IN EFFECT FOR EMERGING FIXED INCOME MARKETS SERIES, THE FUND'S "MANAGEMENT FEE" AND ESTIMATED "TOTAL FUND OPERATING EXPENSES" WOULD BE 0.70% AND 1.40%, RESPECTIVELY.

FINANCIAL HIGHLIGHTS

These tables summarize the Funds' financial history. The information for Growth Series, Foreign Equity Series and Emerging Markets Series has been audited by McGladrey & Pullen, LLP, the Funds' independent auditors for the periods indicated in their reports which appear in the Funds' Annual Reports to Shareholders for the fiscal year ended December 31, 1996; the information for Emerging Fixed Income Markets Series has not been audited. The Annual Reports to Shareholders also include more information about the Funds' performance. For a free copy, please call Fund Information.

GROWTH SERIES

                                                                                         PERIOD FROM MAY 3,
                                                                                         1993 (COMMENCEMENT
                                                         YEAR ENDED DECEMBER 31           OF OPERATIONS) TO
                                                    --------------------------------
                                                       1996           1995      1994      DECEMBER 31, 1993
                                                    ---------      --------   --------   -------------------
Per Share Operating Performance

(for a share outstanding throughout the period)

Net asset value, beginning of period                $   11.86     $   10.94   $ 11.80        $10.00
                                                     ----------   ---------   --------    -----------
Income from investment operations:
     Net investment income                                .30          .27        .20           .06
     Net realized and unrealized gain (loss)             2.32         1.62       (.36)         1.94
                                                    ---------      -------   ---------     ---------
Total from investment operations                         2.62         1.89       (.16)         2.00
                                                    ---------      -------   --------     ----------
Distributions:
     Dividends from net investment income                (.29)        (.27)     (.20)         (.05)
     Dividends from net realized gains                   (.74)        (.70)     (.50)         (.15)
     Amount in excess of net realized gains              (.04)         --        --              --
                                                    ----------    ---------  ---------    ---------
Total Distributions                                     (1.07)        (.97)     (.70)         (.20)
                                                    ---------     ---------  ---------    ---------
Change in net asset value                               1.55           .92      (.86)          1.80
                                                    ---------     ---------  ---------    ---------
Net asset value, end of period                      $   13.41     $  11.86   $ 10.94      $   11.80
                                                    =========     =========  =========    =========

Total Return1                                          22.57%        17.59%   (1.32)%         20.04%

Ratios/supplemental data
Net assets, end of period (000)                      $268,158     $226,963  $194,059       $184,013
Ratio of expenses to average net assets                   .87%         .88%      .95%          1.00%/2/
Ratio of net investment income to average net assets     2.34%        2.28%     1.69%          1.19%/2/
Portfolio turnover rate                                 15.61%       30.20%    17.23%         17.32%
Average commission rate paid (per share)            $   .0242

/1/Not annualized for periods less than one year.
/2/Annualized.

FOREIGN EQUITY SERIES

                                                                                                               Period from
                                                                                                               October 18, 1990
                                                                                                               (commencement of
                                                                                                               operations)to
                                                                 YEAR ENDED DECEMBER 31                        December 31,
                                               1996        1995        1994      19931       19921    1991        1990
                                              ------       ----        ----      ------      -----    -----       ----
Per Share Operating Performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period         $ 14.04       $12.86     $13.32     $10.05   $ 10.63   $ 10.16       $10.00
                                             -------       ------     ------     ------   -------   -------       ------
Income from investment operations:
Net investment income                            .45          .31        .20        .23       .27       .31          .12
Net realized and unrealized gain (loss)         2.54         1.35       (.16)      3.19      (.41)      1.30         .04
                                                ----         ----   -   ----       ----   -  ----   --------         ---

Total from investment operations                2.99         1.66        .04       3.42      (.14)      1.61          16
                                                ----         ----        ---       ----      ----   --------  -       --

Distributions:
     Dividends from net investment income       (.45)        (.31)      (.19)      (.09)     (.24)     (.44)
     Amount  in  excess  of  net  investment    (.02)          --         --         --        --        --           --
income
     Distributions from net realized gains      (.14)        (.17)      (.31)      (.06)     (.20)     (.70)
     Amount in excess of net realized gains     (.08)          --         --         --        --                     --
                                                ----           --       ----         --        --   ---------         --
                                                                                                          --
Total distributions                             (.69)        (.48)      (.50)      (.15)     (.44)     (1.14)
                                                ----         ----       ----       ----      ----   --------

Change in net asset value                       2.30         1.18       (.46)      3.27      (.58)     .47           .16
                                                ----         ----      ----       ----        ----   ------          ---

Net asset value, end of period                $16.34       $14.04     $12.86     $13.32   $ 10.05   $ 10.63       $10.16
                                              ======       ======     ======     ======   =======   =======       ======

Total Return2                                  21.58%       13.00%      0.24%     34.03%   (1.33)%    16.13%       1.60%
Ratios/supplemental data
Net assets, end of period (000)           $2,857,591    $1,817,883  $1,093,227 $ 407,970  $  566    $ 1,181      $ 1,015


Ratio of expenses to average net assets           0.87%        0.88%      0.95%      1.03%     8.82%     9.15%        9.24%3
Ratio of expenses, net of reimbursement,  to      0.87%        0.88%      0.95%      1.00%     1.00%     1.00%        1.00%3
average net assets
Ratio of net  investment  income to  average      3.20%        2.70%      2.03%      1.73%     2.38%     2.47%        5.77%3
net assets
Portfolio turnover rate                           7.39%       20.87%      7.90%     42.79%     8.45%    76.16%       0.00%
Average commission rate paid (per share)      $   .0021


1BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.
2NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
3ANNUALIZED.

EMERGING MARKETS SERIES

                                                                                                 Period from May 3,
                                                                                                 1993 (commencement
                                                              YEAR ENDED DECEMBER 31,            of operations) to
                                                      1996         1995             1994         DECEMBER 31,  1993
                                                  -------------  -----------      -----------      ------------

                                                        ---            -----           ---             ----

Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period              $      10.75   $    11.21        $ 13.22         $  10.00
                                                  ------------   --------------  -------------      ---------
Income from investment operations:
     Net investment income                                 .15          .19           .17                 .04
     Net realized and unrealized gain (loss)               1.86        (.34)        (1.65)               3.25
                                                  -------------  --------------  --------------     ---------
Total from investment operations                           2.01        (.15)        (1.48)               3.29
                                                  -------------  -------------   --------------     ---------
Distributions:
     Dividends from net investment income                 (.15)        (.17)         (.17)               (.04)
     Dividends from net realized gains                    (.16)        (.14)         (.36)               (.03)
                                                   ------------  ------------    -------------      ----------
Total Distributions                                       (.31)        (.31)         (.53)               (.07)
                                                   ------------  ------------    -------------      ----------
Change in net asset value for the period                   1.70        (.46)        (2.01)                3.22
                                                  -------------  ------------    -------------      ----------
Net asset value, end of period                    $      12.45   $     10.75      $ 11.21            $   13.22
                                                  ============   ============    =============      ==========

Total Return/1/                                         18.86%        (1.23)%      (11.39)%            32.93%

Ratios/supplemental data
Net assets, end of period (000)                    $ 1,565,537    $  798.515      $ 582,878         $ 422,433
Ratio of expenses to average net assets                   1.56%         1.52%          1.66%             1.60%\2\
Ratio of expenses, net of reimbursement, to
  average net assets                                      1.56%         1.52%          1.60%             1.60%\2\
Ratio of net investment income to average net
  assets                                                  1.56%         2.00%          1.59%             0.91%\2\
Portfolio turnover rate                                   7.92%        13.47%         12.51%             9.42%
Average commission rate paid (per share)           $    0.0019

/1/ NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
/2/ ANNUALIZED.

EMERGING FIXED INCOME MARKETS SERIES

                                                                         JUNE 4, 1997
                                                                       (COMMENCEMENT OF
                                                                       OPERATIONS) TO
                                                                       SEPTEMBER 30, 1997
                                                                        (UNAUDITED)
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                                  $        10.00
                                                                      --------------
Income from investment operations:
     Net investment income                                                       .21
     Net realized and unrealized gain (loss)                                     .51
Total from investment operations                                                 .72
                                                                      --------------
Net asset value, end of period                                        $        10.72

Total Return/1/                                                                 7.20%

Ratios/supplemental data
Net assets, end of period (000)                                       $        2,144
     Ratio of expenses to average net assets                                    6.42%/2/
     Ratio of expenses, net of waiver, to average net assets                    1.25%/2/
     Ratio of net investment income to average net assets                       6.40%/2/
Portfolio turnover rate                                                       111.57%

/1/NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
/2/ANNUALIZED.


HOW DO THE FUNDS INVEST THEIR ASSETS?

THE FUNDS' INVESTMENT OBJECTIVES

Growth Series, Foreign Equity Series and Emerging Markets Series each seeks long-term growth of capital. Emerging Fixed Income Markets Series seeks high total return, consisting of current income and capital appreciation. The investment objective of each Fund is a fundamental policy and may not be changed without shareholder approval. Of course, there is no assurance that a Fund's objective will be achieved.

PRIMARY INVESTMENT POLICIES OF THE FUNDS

Described below are the primary investment policies of each Fund. Each of the Funds may, however, also invest in various types of securities and use various investment strategies described under the headings "Types of Securities In Which The Funds May Invest" and "Other Investment Policies Of The Funds." With the exception of investment objectives and the investment restrictions specifically identified as fundamental, all investment policies and practices described in this prospectus and in the SAI are not fundamental, meaning that the Board may change them without shareholder approval.


GROWTH SERIES. Growth Series seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing nations. Although Growth Series generally invests in common stock, it may also invest in preferred stocks and certain debt securities that offer the potential for capital growth. In selecting securities for Growth Series, the Investment Manager attempts to identify those companies in various countries and industries where economic and political factors, including currency movements, are likely to produce above-average opportunities for capital appreciation.

Growth Series may invest up to 5% of its assets in warrants (excluding warrants acquired in units or attached to securities), and up to 10% of its assets in illiquid securities. Growth Series will not invest more than 5% of its total assets in any of the following: (i) debt securities rated lower than BBB by S&P or Baa by Moody's, (ii) structured investments, and (iii) securities of Russian issuers. Growth Series may borrow up to one-third of the value of its total assets and may lend portfolio securities with an aggregate market value of up to one-third of its total assets. Growth Series may purchase and sell put and call options on securities or indices, provided that (i) the value of the underlying securities on which options may be written at any one time will not exceed 25% of the Fund's total assets, and (ii) the Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets. Growth Series may enter into forward foreign currency contracts and may purchase and write put and call options on foreign currencies. For hedging purposes only, Growth Series may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of these futures contracts, provided that (i) the Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and (ii) the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

FOREIGN EQUITY SERIES. Foreign Equity Series seeks to achieve long-term capital growth through a flexible policy of investing in equity securities and debt obligations of companies and governments outside the U.S. Foreign Equity Series will invest at least 65% of its total assets in foreign equity securities, as defined below. Foreign Equity Series may also invest up to 35% of its total assets in debt securities when, in the judgment of the Investment Manager, the capital appreciation available through such investment outweighs the potential for capital growth through investment in stocks. In selecting securities for Foreign Equity Series, the Investment Manager attempts to identify those companies in various countries and industries where economic and political factors, including currency movements, are likely to produce above-average opportunities for capital appreciation.


Foreign Equity Series may invest up to 5% of its assets in warrants (excluding warrants acquired in units or attached to securities), and up to 10% of its assets in illiquid securities. Foreign Equity Series will not invest more than 5% of its total assets in any of the following: (i) debt securities rated lower than BBB by S&P or Baa by Moody's, (ii) structured investments, and (iii) securities of Russian issuers. Foreign Equity Series may borrow up to one-third of the value of its total assets and may lend portfolio securities with an aggregate market value of up to one-third of its total assets. Foreign Equity Series may purchase and sell put and call options on securities or indices, provided that (i) the value of the underlying securities on which options may be written at any one time will not exceed 25% of the Fund's total assets, and (ii) the Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets. Foreign Equity Series may enter into forward foreign currency contracts and may purchase and write put and call options on foreign currencies. For hedging purposes only, Foreign Equity
Series may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of these futures contracts, provided that (i) the Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and (ii) the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

EMERGING MARKETS SERIES. Emerging Markets Series seeks to achieve long-term capital growth by investing primarily in equity securities of issuers in countries having emerging markets. Under normal conditions at least 65% of Emerging Markets Series' total assets will be invested in equity securities of emerging market companies. Emerging Markets Series will, at all times except during defensive periods, maintain investments in at least three countries having emerging markets. The Investment Manager may, from time to time, use various methods of selecting securities for Emerging Markets Series' portfolio and may also employ and rely on independent or affiliated sources of information and ideas in connection with management of the portfolio. Emerging Markets Series may invest up to 35% of its total assets in debt securities that offer the potential for capital growth.

Emerging Markets Series seeks to benefit from economic and other developments in emerging markets. The investment objective of Emerging Markets Series reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having emerging markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of emerging market countries. Certain emerging market countries, which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature emerging markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Emerging Markets Series may invest up to 5% of its assets in warrants (excluding warrants acquired in units or attached to securities), and up to 15% of its assets in illiquid securities. Emerging Markets Series will not invest more than 5% of its total assets in any of the following: (i) debt securities rated lower than BBB by S&P or Baa by Moody's, (ii) structured investments, and (iii) securities of Russian issuers. Emerging Markets Series may borrow up to one-third of the value of its total assets and may lend portfolio securities with an aggregate market value of up to one-third of its total assets. Emerging Markets Series may purchase and sell put and call options on securities or indices, provided that (i) the value of the underlying securities on which options may be written at any one time will not exceed 25% of the Fund's total assets, and (ii) the Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets. Emerging Markets Series may enter into forward foreign currency contracts and may purchase and write put and call options on foreign currencies. For hedging purposes only, Emerging Markets Series may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of these futures contracts, provided that (i) the Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and (ii) the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

EMERGING FIXED INCOME MARKETS SERIES. Emerging Fixed Income Markets Series seeks high total return, consisting of current income and capital appreciation, by investing at least 65% of its total assets in a portfolio of "fixed income" or debt obligations of sovereign or sovereign-related entities of emerging market countries, as well as debt obligations of emerging market companies. For purposes of this restriction, the Fund uses the term "fixed income" generically to mean debt obligations of all types, including debt obligations which pay a variable or floating rate of interest as well as a fixed rate of interest. In selecting investments for Emerging Fixed Income Markets Series, the Investment Manager will draw on its experience in global investing in seeking to identify those markets and issuers around the world which are anticipated to provide the opportunity for high current income and capital appreciation. Debt securities issued in emerging markets are generally rated below investment grade. Consequently, the Fund anticipates that a substantial percentage of its assets may be invested in higher risk, lower quality debt securities, commonly known as "junk bonds." These investments are speculative in nature. See "Debt Securities" in this section and "What Are the Funds' Potential Risks?"


Emerging   Fixed   Income   Markets   Series'   investments   in   sovereign  or
sovereign-related debt obligations may consist of (i) bonds, notes, bills, debentures or other fixed income or floating rate securities issued or guaranteed by governments, governmental agencies or instrumentalities, or government owned, controlled or sponsored entities, including central banks, located in emerging market countries (including loans and participations in and assignments of portions of loans between governments and financial institutions), (ii) debt securities issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities issued by any of the entities described above, including indexed or currency-linked securities, and (iii) debt securities issued by supra-national organizations such as the Asian Development Bank, the Inter-American Development Bank, and the Corporacion Andina de Fomento, among others. These securities may be issued in either registered or bearer form. Many of these securities are trading at substantial discounts to their par value and it is expected that initially a significant portion of Emerging Fixed Income Markets Series' assets will be invested in securities purchased at a discount to par value. These securities may include Brady Bonds discussed below under "Types of Securities In Which the Funds May Invest."


Emerging Fixed Income Markets Series' investments in debt obligations of private sector companies in emerging market countries will take the form of bonds, notes, bills, debentures, convertible securities, warrants, indexed or currency-linked securities, bank debt obligations, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. Emerging market country debt securities held by Emerging Fixed Income Markets Series may or may not be listed or traded on a securities exchange. Emerging Fixed Income Markets Series will not be subject to any restrictions on the maturities of the emerging market country debt securities it holds; those maturities may range from overnight to more than 30 years.

Emerging Fixed Income Markets Series may invest up to 35% of its assets in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Emerging Fixed Income Markets Series may invest up to 5% of its assets in warrants (excluding warrants acquired in units or attached to securities), and up to 15% of its assets in illiquid securities. Emerging Fixed Income Markets Series will not invest more than 5% of its total assets in securities of Russian issuers. Emerging Fixed Income Markets Series may invest in debt securities rated below BBB by S&P or Baa by Moody's (or unrated debt securities determined by the Fund's Investment Manager to be of comparable quality). Emerging Fixed Income Markets Series may borrow up to one-third of the value of its total assets and may lend portfolio securities with an aggregate market value of up to one-third of its total assets. Emerging Fixed Income Markets Series may purchase and sell put and call options on securities or indices, provided that (i) the value of the underlying securities on which options may be written at any one time will not exceed 25% of the Fund's total assets, and (ii) the Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets. Emerging Fixed Income Markets Series may enter into forward foreign currency contracts and may purchase and write put and call options on foreign currencies. For hedging purposes only (including anticipatory hedges where the Investment Manager seeks to anticipate an intended shift in maturity, duration or asset allocation), Emerging Fixed Income Markets Series may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of these futures contracts, provided that (i) the Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and (ii) the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund. Emerging Fixed Income Markets Series may enter into swap agreements as discussed below, provided that the Fund will not enter into an agreement with any single party if the amount owed or to be received under any existing contracts with that party would exceed 5% of the Fund's assets.

TYPES OF SECURITIES IN WHICH THE FUNDS MAY INVEST

Each Fund is authorized to invest in certain of the types of securities described below.

EQUITY SECURITIES. As used in this prospectus, "equity securities" refers to common stock, preferred stock, securities convertible into common or preferred stock, warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts (see "Depositary Receipts" below).

EMERGING MARKETS SECURITIES. As used in this prospectus, an "emerging market" country is any country that is generally considered to be developing or emerging by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not in this category include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom, and the United States. In addition, as used in this prospectus, emerging market companies means (i) companies whose principal securities trading markets are in emerging market countries, as defined above, (ii) companies that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries, or (iii) companies organized under the laws of, and with principal offices in, emerging market countries.

DEBT SECURITIES. Each of the Funds may invest a portion of its assets in debt securities including bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances, and which may include structured investments. The Funds are not limited as to the type of debt securities in which they may invest. For example, bonds may include Eurobonds, Global Bonds, Yankee Bonds, bonds sold under SEC Rule 144A, restructured external debt such as Brady Bonds as well as restructured external debt that has not undergone a Brady-style debt exchange, or other types of instruments structured or denominated as bonds. Issuers of debt securities may include the U.S. government, its agencies or instrumentalities; a foreign sovereign government, its agencies or instrumentalities; supra-national organizations; U.S. or foreign corporations; and U.S. or foreign banks, savings and loan associations, and bank holding companies.

Debt securities purchased by the Funds may be rated C or better by S&P or Moody's or, if unrated, of comparable quality as determined by each Fund's Investment Manager. As an operating policy, which may be changed by the Board without shareholder approval, each Fund except Emerging Fixed Income Markets Series will limit its investment in debt securities rated below BBB by S&P or Baa by Moody's (or unrated debt securities determined by a Fund's Investment Manager to be of comparable quality) to 5% of its total assets. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a different level of investment in high risk, lower quality debt securities would be consistent with the interests of the Funds and their shareholders. Debt securities rated C by Moody's are the lowest rated class of bonds and may be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated C by S&P are typically subordinated to senior debt which is vulnerable to default and is dependent on favorable conditions to meet timely payment of interest and repayment of principal.

Commercial paper purchased by the Funds will meet the credit quality criteria set forth under "How Do the Funds Invest Their Assets?" in the SAI. Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Each of the Funds may invest in debt or preferred securities which have equity features, such as conversion or exchange rights, or which carry warrants to purchase common stock or other equity interests. Such equity features enable the holder of the bond or preferred security to benefit from increases in the market price of the underlying equity.

BRADY BONDS AND OTHER SOVEREIGN-RELATED DEBT. Emerging Fixed Income Markets Series may invest a portion of its assets in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela (collectively, the "Brady Countries"). In addition, some countries have reached an agreement in principle to restructure their bank debt according to a Brady Plan and other countries are expected to negotiate similar restructurings in the future. In some cases countries have restructured their external bank debt into new loans or promissory notes.

Brady Bonds have been issued relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they have been actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable  interest  rate at that time and is  adjusted  at  regular  intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Emerging Fixed Income Markets Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a sovereign, sovereign-related or corporate entity and one or more financial institutions ("Lenders"). Emerging Fixed Income Markets Series may invest in such Loans in the form of participations ("Participations") in Loans and assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically will result in Emerging Fixed Income Markets Series having a contractual relationship only with the Lender, not with the borrower. Emerging Fixed Income Markets Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, Emerging Fixed Income Markets Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and Emerging Fixed Income Markets Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, Emerging Fixed Income Markets Series will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, Emerging Fixed Income Markets Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Emerging Fixed Income Markets Series will acquire Participations only if the Lender interpositioned between Emerging Fixed Income Markets Series and the borrower is determined by its Investment Manager to be creditworthy. When Emerging Fixed Income Markets Series purchases Assignments from Lenders, Emerging Fixed Income Markets Series will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

Emerging  Fixed  Income  Markets  Series  may  have   difficulty   disposing  of
Assignments and Participations. Because the market for such instruments is not highly liquid, Emerging Fixed Income Markets Series anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market will have an adverse impact on the value of such instruments and on the ability of Emerging Fixed Income Markets Series to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

STRUCTURED INVESTMENTS. Included among the issuers of emerging market country debt securities in which the Funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Funds are permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Because the right of payment of subordinated structured investments is subordinated to the right of payment of another class, subordinated structured investments bear an increased risk of non-payment or decreased payments in the event of a decrease in the cash flow of the underlying securities. Although the purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of assets that may be used for borrowing activities. See "Other Investment Policies of the Funds - Borrowing."

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. Each of the Funds, except Emerging Fixed Income Markets Series, will limit its investment in structured investments to 5% of its total assets.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN SECURITIES. The Funds will normally conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

The Funds will generally not enter into forward contracts with terms of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Funds will generally enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock" in the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when a Fund's Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." A Fund's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Funds have no specific limitation on the percentage of assets they may commit to forward contracts, subject to their stated investment objectives and policies, except that a Fund will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Funds from adverse currency movements, they also involve the risk of loss in the event that anticipated currency movements will not be accurately predicted.

The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

WARRANTS. A warrant is typically a long-term option issued by a corporation that gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before the expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If a Fund does not exercise or dispose of a warrant before its expiration, it will expire worthless.

COMMON AND PREFERRED CONVERTIBLE SECURITIES. Convertible securities are, in general, debt obligations or preferred stocks that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

DEPOSITARY RECEIPTS. The Funds may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "depositary receipts"). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Funds' investment policies, the Funds' investments in depositary receipts will be deemed to be investments in the underlying securities.

OTHER INVESTMENT POLICIES OF THE FUNDS

Each Fund is authorized to engage in certain investment techniques and strategies. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Funds in some of the markets in which the Funds will invest and may not be available for extensive use in the future.

TEMPORARY INVESTMENTS. For temporary defensive purposes, each Fund may invest up to 100% of its total assets in the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the United States or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by each Fund's Investment Manager; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks having total assets in excess of $1 billion; and repurchase agreements with banks and broker-dealers with respect to such securities. In addition, for temporary defensive purposes, each Fund may invest up to 25% of its total assets in obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. and foreign banks; provided that a Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its total assets.

CONCENTRATION AND DIVERSIFICATION. Each Fund reserves the right to invest more than 25% of its assets in any one country, but will not invest more than 25% of its total assets in any one industry (excluding the U.S. government). Under normal circumstances, each Fund will invest at least 65% of its assets in issuers domiciled in at least three different nations (one of which may be the United States). Each Fund, except Emerging Fixed Income Markets Series, may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities.

REPURCHASE  AGREEMENTS.  When a Fund  acquires a security  from a U.S. bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in its ability to dispose of the underlying security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

BORROWING. Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities, to meet redemption requests, to pay expenses or for other temporary needs. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received or capital appreciation realized from the securities purchased with borrowed funds.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets to generate income. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. A Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. A Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. Loans of portfolio securities involve the risk of default by the counter-party to the loan transaction, which could involve delay or difficulty in a Fund's exercise of its right to realize upon the collateral for such loans, as well as transaction costs.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Funds will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date to attempt to "lock" in gains or avoid losses, or if otherwise deemed advisable by the Investment Manager.

Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, and therefore there could be an unrealized loss at the time of delivery. In addition, while an issuer of when-issued securities has made a commitment to issue the securities as of a specified future date, there can be no assurance that the securities will be issued and that the trade will settle. In the event settlement does not occur, any appreciation in the value of the when-issued security would be lost, including the amount of any appreciation "locked" in by the sale of an appreciated security prior to settlement. Each Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's net commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

OPTIONS ON SECURITIES OR INDICES. In order to hedge against market shifts, each Fund may purchase put and call options on securities or securities indices. In addition, each Fund may seek to generate income to offset operating expenses and/or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. Options purchased or written by the Funds will be traded on United States and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

A Fund may write a call or put option only if the option is "covered." This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of a Fund. A Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

FUTURES CONTRACTS. For hedging purposes only (including anticipatory hedges where the Investment Manager seeks to anticipate an intended shift in maturity, duration or asset allocation), the Funds may buy and sell covered financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. When a Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when a Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "How Do the Funds Invest Their Assets? - Futures Contracts" in the SAI.

A Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of a Fund.

SWAP AGREEMENTS. Emerging Fixed Income Markets Series may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Emerging Fixed Income Markets Series' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Emerging Fixed Income Markets Series' obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. Emerging Fixed Income Markets Series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether Emerging Fixed Income Markets Series' use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Investment Manager correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, Emerging Fixed
Income Markets Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Investment Manager will cause Emerging Fixed Income Markets Series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on Emerging Fixed Income Markets Series by the Code may limit its ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect Emerging Fixed Income Markets Series' ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have tax consequences. See "Additional
Information on Distributions and Taxes" in the SAI for more information regarding the tax considerations relating to swap agreements.

CLOSED-END AND OPEN-END INVESTMENT COMPANIES. Some countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, each Fund may invest up to 10% of its total assets in securities of closed-end investment companies which invest principally in securities in which that Fund is authorized to invest. This restriction on investment in securities of closed-end investment companies may limit opportunities for a Fund to invest indirectly in certain emerging markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. Investment by a Fund in shares of closed-end investment companies would involve duplication of fees, in that shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies. Emerging Fixed Income Markets Series may invest in open-end investment companies as well, subject to the above restrictions, and subject to a maximum of 10% of its total assets in closed and open-end funds combined.

PORTFOLIO TURNOVER. Growth Series, Foreign Equity Series and Emerging Markets Series each invests for long-term growth of capital and does not intend to place emphasis upon short-term trading profits. Accordingly, each of these Funds expects to have a portfolio turnover rate of less than 50%. The Investment Manager may engage in short-term trading in the portfolio of Emerging Fixed Income Markets Series when such trading is considered consistent with the Fund's investment objective. Also, a security may be sold and another of comparable quality simultaneously purchased to take advantage of what the Investment Manager believes to be a temporary disparity in the normal yield relationship between the two securities. As a result of its investment policies, under certain market conditions, the portfolio turnover rate of Emerging Fixed Income Markets Series may be higher than that of other mutual funds, and is expected to be between 400% and 500%. Because a higher turnover rate increases transaction costs and may increase capital gains, the Investment Manager carefully weighs the anticipated benefits of short-term investment against these consequences.

ILLIQUID INVESTMENTS. Growth Series' and Foreign Equity Series' policy is not to invest more than 10% of net assets, at the time of purchase, in illiquid securities. Emerging Markets Series' and Emerging Fixed Income Markets Series' policy is not to invest more than 15% of net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which a Fund has valued them.

The Investment Managers, based on a continuing review of the trading markets, may consider certain restricted securities which may otherwise be deemed to be illiquid, that are offered and sold to "qualified institutional buyers," to be liquid. The Board has adopted guidelines and delegated to the Investment
Managers the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will oversee and be ultimately responsible for the determinations. If the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

OTHER POLICIES AND RESTRICTIONS. Each Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about each Fund's investment policies, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

Each Fund's policies and restrictions discussed in this prospectus and in the SAI are considered at the time the Fund makes an investment. The Funds are generally not required to sell a security because of a change in circumstances.

WHAT ARE THE FUNDS' POTENTIAL RISKS?

Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Funds can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Funds' portfolio securities, including general economic conditions and market factors. Additionally, investment decisions made by the Investment Managers will not always be profitable or prove to have been correct. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of the Funds will fluctuate with movements in the broader equity and bond markets, as well. A decline in the stock market of any country in which a Fund is invested in equity securities may also be reflected in declines in the price of the shares of the Fund. Changes in prevailing rates of interest in any of the countries in which a Fund is invested in fixed income securities will likely affect the value of such holdings and thus the value of Fund shares. Increased rates of interest which frequently accompany inflation and/or a growing economy are likely to have a negative effect on the value of a Fund's shares. In addition, changes in currency valuations will affect the price of the shares of a Fund. History reflects both decreases and increases in stock markets and interest rates in individual countries and throughout the world and in currency valuations, and these may occur unpredictably in the future. The Funds are not intended as a complete investment program.


FOREIGN INVESTMENTS. The Funds have the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the risks associated with investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. These risks are often heightened for investments in developing markets. See "What Are the Funds' Potential Risks?" in the SAI. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.


As a non-fundamental policy, each Fund will limit its investments in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. Russia's system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets. These risks and other risks associated with the Russia securities market are discussed more fully in the SAI under the caption "What Are the Funds' Potential Risks?" and investors should read this section in detail.

Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Foreign securities markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. For a discussion of special risks, see "What Are the Funds' Potential Risks?" in the SAI. Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


On July 1, 1997, Hong Kong reverted to the sovereignty of China. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of a Fund's investments.

FOREIGN CURRENCY EXCHANGE. The Funds may effect currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when a Fund converts assets from one currency to another. Further, the Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. Cross-hedging transactions by the Funds involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that is the subject of the hedge.

SMALL COMPANY STOCKS. The Funds may purchase securities issued by companies with comparatively smaller capitalization although the Funds do not emphasize smaller companies. Securities of smaller capitalization companies involve additional risks. For example, smaller capitalization issuers include relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Historically, smaller capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for these stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect the shares of a fund that invests a substantial portion of its assets in small company stocks to be more volatile than the shares of a fund that invests solely in larger capitalization stocks.

EMERGING FIXED INCOME MARKETS SERIES--A NON-DIVERSIFIED FUND. Emerging Fixed Income Markets Series is a "non-diversified" Fund, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, Emerging Fixed Income Markets Series intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which generally will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "How Taxation Affects You and the Funds." To so qualify, among other requirements, Emerging Fixed Income Markets Series will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Emerging Fixed Income Markets Series' investments in U.S. government securities are not subject to these limitations. Because Emerging Fixed Income Markets Series, as a non-diversified fund, may invest in a smaller number of individual issuers than a diversified investment company, and may be more susceptible to any single economic, political or regulatory occurrence, an investment in the Fund may present greater risk to an investor than an investment in a diversified fund.

HIGH-RISK DEBT SECURITIES. The Funds are authorized to invest in medium quality or high-risk, lower quality debt securities (see "Types of Securities In Which the Funds May Invest - Debt Securities"). High-risk, lower quality debt securities, commonly known as junk bonds, are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by a Fund's Investment Manager to insure, to the extent possible, that the planned investment is sound. The Funds may, from time to time, purchase defaulted debt securities if, in the opinion of a Fund's Investment Manager, the issuer may resume interest payments in the near future. A Fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid.


Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.


Based upon the monthly weighted average ratings of debt securities held by Emerging Fixed Income Markets Series during the period from commencement of operations (June 4,1997) to September 30, 1997, the Series had 100% of its total assets invested in debt securities that received a rating from Moody's and/or S & P, and 0% of its total assets invested in debt securities that were not so rated. Emerging Fixed Income Markets Series had the following weighted average percentages of its total assets invested in rated securities: AAA and/or Aaa:
10.6%, BBB and/or Baa: 3.6%, BB and/or Ba: 58.0%, and B: 27.8%.

LEVERAGE. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in a Fund's portfolio. Successful use of futures or options contracts is further dependent on the ability of a Fund's Investment Manager to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations. In addition, by writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.


There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in this prospectus and in the SAI.

WHO MANAGES THE FUNDS?

THE BOARD. The Board oversees the management of the Funds and elects their officers. The officers are responsible for the Funds' day-to-day operations.


INVESTMENT MANAGERS. The Investment Manager of Growth Series and Foreign Equity Series is Templeton Investment Counsel, Inc. ("TICI"). The Investment Manager of Emerging Markets Series is Templeton Asset Management Ltd. -Hong Kong Branch ("TAML"). The Investment Manager of Emerging Fixed Income Markets Series is Templeton Global Bond Managers ("TGBM"), a division of TICI. The Investment Managers manage the Funds' assets and make their investment decisions. TICI and TAML are wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the Investment Managers and their affiliates manage over $212 billion in assets. The Templeton organization has been investing globally since 1940. The Investment Managers and their affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Funds' Code of Ethics.

PORTFOLIO MANAGEMENT. The lead portfolio manager for Growth Series and Foreign Equity Series since 1996 is Gary P. Motyl, an executive vice president of TICI. Mr. Motyl holds a BS degree in finance from Lehigh University and an MBA in finance from Pace University. He is a Chartered Financial Analyst. Prior to joining the Templeton organization in 1981, Mr. Motyl worked from 1974 to 1979 as a security analyst with Standard & Poor's Corporation and as a research analyst and portfolio manager from 1979 to 1981 with Landmark First National Bank, where he had responsibility for equity research and managed several pension and profit-sharing plans. Mark Beveridge, Gary R. Clemons and Edward Ramos exercise secondary portfolio management responsibilities with respect to Growth Series and Foreign Equity Series. Mr. Beveridge is a senior vice president of TICI. He holds a BBA in finance from the University of Miami. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a member of the South Florida Society of Financial Analysts and the International Society of Financial Analysts. Before joining the Templeton organization in 1985 as a security analyst, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He is currently a portfolio manager with research responsibilities for appliances and household durables, industrial components, waste management and business and public services. He also has market coverage of Argentina. Mr. Clemons is a senior vice president of TICI. He holds a BS degree from the University of Nevada-Reno and an MBA with emphases in finance and investment banking from the University of Wisconsin-Madison. He joined TICI in 1993. Prior to that time he was a research analyst at Templeton Quantitative Advisors, Inc. in New York, where he was also responsible for management of a small capitalization fund. As a research analyst with Templeton, Mr. Clemons has responsibility for the telecommunications industry and country coverage of Columbia, Peru, Sweden and Norway. Mr. Ramos is vice president of TICI. He holds a BS in finance from Lehigh University and an MBA with emphases in finance, accounting and international business from The Columbia Graduate School of Business. Prior to joining the Templeton organization in 1993, Mr. Ramos worked as assistant to the chief investment officer of Prudential Equity Management Association. He is currently a portfolio manager and research analyst with responsibility for the merchandising, finance and brokerage service industries as well as country coverage of Turkey, Egypt and Israel.


The lead portfolio manager for Emerging Markets Series since its inception is Dr. J. Mark Mobius. Dr. Mobius is managing director of TAML. In addition, Dr. Mobius serves as a director and/or officer of many of the funds in the Franklin Templeton Group of Funds and many investment advisory subsidiaries of Resources. He holds a BA in Fine Arts from Boston University, an MA in Mass Communications from Boston University, and a Ph.D. in Economics from the Massachusetts Institute of Technology. Prior to joining the Templeton organization in 1987, Dr. Mobius was president of the International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987) and a director of Vickers da Costa, Hong Kong (an international securities firm) (1983-1986). Dr. Mobius began working in Vickers da Costa's Hong Kong office in 1980 and moved to Taiwan in 1983 to open the firm's office there and to direct operations in India, Indonesia, Thailand, the Philippines, and Korea. Messrs. Allan Lam and Tom Wu exercise secondary portfolio management responsibilities with respect to
Emerging Markets Series. Mr. Lam holds a BA in Accounting from Rutgers University. Prior to joining the Templeton organization in 1987, he worked as an auditor with two international accounting firms in Hong Kong: Deloitte Haskins & Sells CPA and KPMG Peat Marwick CPA. Mr. Wu is a director of TAML. He holds a BSS in economics from the University of Hong Kong and an MBA in Finance from the University of Oregon. Prior to joining the Templeton organization in 1987, Mr. Wu worked as an investment analyst, specializing in Hong Kong companies, with Vickers da Costa.

The portfolio managers of the Emerging Fixed Income Markets Series since its inception are Neil S. Devlin, Ronald A. Johnson and Umran Demirors. Mr. Devlin is the chief investment officer and executive vice president of TGBM. He holds a BA in economics and philosophy from Brandeis University and is a Chartered Financial Analyst. Before joining the Templeton organization in 1987, he was a portfolio manager and bond analyst with Constitution Capital Management of Boston. Prior to that, Mr. Devlin was a bond trader and research analyst for the Bank of New England. Mr. Devlin currently directs investment strategies in both the developed and emerging fixed income markets. He also manages numerous Franklin Templeton mutual funds as well as corporate pension accounts. Dr. Johnson is vice president of TGBM. He holds a PhD and an MA in economics from Stanford University, and an MBA in finance and a BA in economics from Adelphi University. Prior to joining the Templeton organization in 1995, Dr. Johnson was chief strategist and head of research for JPBT Advisers, Inc. in Miami. Before joining JPBT Advisers Inc., he was chief economist and head of research at Vestrust Asset Management Corporation in Miami. In addition, Dr. Johnson has held several positions at the Federal Reserve Bank of New York, including chief of the Domestic Financial Markets Division. Currently, Dr. Johnson co-directs the fixed income research process and manages several emerging markets fixed income portfolios. Dr. Demirors is vice president of TGBM. He holds a PhD and an MA in economics from New York University, and a BA in economics from Bursa Academy of Economics and Business Administration in Turkey. Prior to joining the Templeton organization in 1996, Dr. Demirors was a principal and portfolio manager for Socimer Advisory Inc. in New York. Before joining Socimer Advisory Inc., Dr. Demirors was the head of research and strategy at Vestcor Partners Group in Miami. Currently, Dr. Demirors co-directs the fixed income process and manages several emerging markets fixed income portfolios.

MANAGEMENT FEES. During the fiscal year ended December 31, 1996, management fees as a percentage of each Fund's average net assets were as follows: Foreign Equity Series, 0.70%; Growth Series, 0.70%; Emerging Markets Series, 1.25%. The Investment Managers voluntarily agreed to reduce their fees in order to limit total expenses of the Funds. This voluntary agreement did not result in any management fee reductions for the Funds. After April 30, 1998, these agreements may end at any time upon notice to the Board. Total expenses of the Funds during the fiscal year ended December 31, 1996, including fees paid to the Investment Managers, were as follows: Foreign Equity Series, 0.87%; Growth Series, 0.87%; Emerging Markets Series, 1.56%. Emerging Fixed Income Markets Series had not commenced operations as of December 31, 1996.

Emerging Fixed Income Markets Series pays its own operating expenses. These expenses include the Investment Manager's management fees; taxes, if any; custodian, legal, and auditing fees; the fees and expenses of Board members who are not members of, affiliated with, or interested persons of the Investment Manager; fees of any personnel not affiliated with the Investment Manager; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the Fund's Net Asset Value; and printing and other expenses that are not expressly assumed by the Investment Manager. Under its management agreement, the Fund pays the Investment Manager a management fee equal on an annual basis to 0.70% of its average daily net assets. The fee is computed at the close of business on the last business day of each month.

PORTFOLIO TRANSACTIONS. The Investment Managers try to obtain the best execution on all transactions. If an Investment Manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of shares of a Fund, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities For their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. FT Services (and, prior to October 1, 1996, Templeton Global Investors, Inc.) provides certain administrative services and facilities for the Funds. For its services, the Company pays the Administrator a monthly fee equivalent on an annual basis to 0.15% of combined average daily net assets of the Funds during the year, reduced to 0.135% of such net assets of $200 million, further reduced to 0.10% of such net assets in excess of $700 million, and further reduced to 0.075% of such net assets in excess of $1,200 million. Please see "Investment Management and Other Services" in the SAI for more information.


HOW DO THE FUNDS MEASURE PERFORMANCE?


From time to time, the Funds advertise their performance. The most commonly used measure of performance is total return. Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.


The Funds' investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how each Fund calculates its performance figures, please see "How Do the Funds Measure Performance?" in the SAI.


HOW IS THE COMPANY ORGANIZED?

Each of the Funds, with the exception of the Emerging Fixed Income Markets Series, is a diversified series of the Company, which is an open-end management investment company, commonly called a mutual fund. The Emerging Fixed Income Markets Series is a non-diversified series of the Company. The Company was organized as a Maryland corporation on July 6, 1990, and is registered with the SEC. Each share of the Funds has one vote. All shares have equal voting, participation and liquidation rights. Shares of the Funds are considered Class I shares for redemption, exchange and other purposes. In the future, the Funds may offer additional classes of shares. As of September 30, 1997, Princeton Theological Seminary owned 61% of the outstanding shares of Growth Series; and Templeton Global Investors, Inc. owned 100% of the outstanding shares of Emerging Fixed Income Markets Series.


The Funds have noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Funds do not intend to hold annual shareholder meetings. The Company or a Fund may hold special meetings, however, for matters requiring shareholder approval. The Funds will call a special meeting of shareholders for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

HOW TAXATION AFFECTS YOU AND THE FUNDS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Funds and their shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders.

The Funds intend to distribute to shareholders substantially all of their net investment income and net realized capital gains, which generally will be taxable income or capital gains in their hands. If a Fund experiences losses from certain investments or positions denominated in foreign currency, the ordinary income distributable to you may decrease and amounts distributed to you may constitute a non-taxable return of capital. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain. Similarly, certain foreign currency gains realized by a Fund may increase the amount of ordinary income distributable to you.

Distributions declared in October, November or December to shareholders of record on a date in such month and paid during the following January will be treated as having been received by shareholders on December 31 in the year such distributions were declared. The Funds will inform you each year of the amount and nature of such income or gains. Sales or other dispositions of Fund shares generally will give rise to taxable gain or loss.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

Shares of the Funds may be purchased at net asset value without a sales charge through any broker that has a dealer agreement with Distributors, the Principal Underwriter of the shares of the Funds, or directly from Distributors, upon receipt by Distributors of an Institutional Account Application Form and payment. Distributors may establish minimum requirements with respect to amount of purchase.

MINIMUM INVESTMENT

There is a minimum initial investment of $5 million ($25 for subsequent investments) for all investors except the following:

(a) Employer stock, bonus, pension or profit-sharing plans that meet the requirements for qualification under Section 401(k) of the Code, are subject to no minimum initial investment if the number of employees is equal to or greater than 200. Plans with less than 200 employees are subject to a $1 million initial investment or an investment of $1 million over the subsequent 13-month period in the Funds or any other funds in the Franklin Templeton Group of Funds;

(b) Trust companies or bank trust departments exercising exclusive discretionary investment authority over funds which are held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies, bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion are subject to a $1 million initial investment or an investment of $1 million over the subsequent 13-month period in the Funds or any other funds in the Franklin Templeton Group of Funds. Trust companies and bank trust departments making such purchases may be required to register as dealers pursuant to state law; or

(c) Government, municipalities and other tax-exempt entities that meet the requirements for qualification under Section 501 of the Code are subject to an initial investment in the Funds of $1 million.

(d) Service agents and broker dealers who have entered into an agreement with Distributors may purchase shares of the Funds for clients of associated registered investment advisors participating in fee-based programs until May 31, 1997. After this date, additional purchases of a Fund may be made only for clients who already own or hold shares of that Fund.

LETTER OF INTENT

An initial investment of less than $5 million may be made if the investor executes a Letter of Intent ("Letter") which expresses the investor's intention to invest at least $5 million within a 13-month period in the Franklin Templeton Group of Funds, including at least $1 million in the Funds. See the Institutional Account Application Form. The minimum initial investment under a Letter is $1 million. If the investor does not invest at least $5 million in shares of the Funds or other funds in the Franklin Templeton Group of Funds within the 13-month period, the shares actually purchased will be involuntarily redeemed and the proceeds sent the investor at the address of record. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed.

GROUP PURCHASES

Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group may also purchase shares of the Funds if the group as a whole meets the minimum initial investment of $5 million, at least $1 million of which is invested or to be invested in the Funds. The minimum initial investment is based upon the aggregate dollar value of shares previously purchased and still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (i) has formalized operations which have been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares, and (iii) satisfies uniform criteria, such as centralized accounting and communications, which enable Distributors to realize economies of scale in its costs of distributing shares.

PURCHASES BY TELEPHONE. Shares of the Funds may be purchased for existing accounts by telephone, and paid for by wire, in the following manner:

  1. Call Institutional Services at 1-800/321-8563 or 1-415/312-3600 to advise of the intention to wire funds for investment. The call must be received prior to 4:00 p.m. Eastern time to receive that day's price. Each Fund will supply a wire control number for the investment. It is necessary to obtain a new wire control number every time money is wired into an account in a Fund. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money which is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

  2. On the next business day, wire funds to Bank of America, ABA Routing No. 121000358, for credit to account no. 1493304779. Be sure to include the wire control number, the investor's Franklin or Templeton account number and account registration. Wired funds received by the bank and reported by the bank to the Funds by the close of the Federal Reserve Wire System are available for credit on that day. Later wires are credited the following business day. In order to maximize efficient Fund management, investors are urged to place and wire their investments as early in the day as possible.

If the purchase is not for an existing account, identify the Fund in which the investment is being made and send a

PURCHASES BY MAIL. Shares of the Funds may be purchased by mail, and paid for by check, Federal Reserve draft or negotiable bank draft in the following manner:

1. For an initial investment, send a completed Institutional Account Application Form to Institutional Services.

2. Make the check, Federal Reserve draft or negotiable bank draft payable to the Fund in which the investment is being made.

3. Send the check, Federal Reserve draft or negotiable bank draft to Institutional Services. Investments in good order and received by the Fund prior to 4:00 p.m. Eastern time on any business day will receive the price next calculated on that day. Items received after 4:00 p.m. Eastern time will receive the price calculated on the next business day.

Orders mailed to Distributors by dealers or individual investors do not require advance notice. Checks or negotiable bank drafts must be in U.S. currency drawn on a commercial bank in the U.S. and, if over $100,000, may not be deemed to have been received until the proceeds have been collected, unless the check is certified or issued by such bank. Any subscription may be rejected by Distributors or by the Company.

Shares of the Funds may be purchased with "in-kind" securities, if approved in advance by the Company. Securities used to purchase Fund shares must be appropriate investments for that Fund, consistent with its investment objective, policies and limitations, as determined by the Company, and must have readily available market quotations. The securities will be valued in accordance with the Company's policy for calculating net asset value (as set forth above), determined as of the close of the day on which the securities are received by the Company in salable form. A prospective shareholder will receive shares of the applicable Fund next computed after such receipt. To obtain the approval of the Company, call Institutional Services. Investors who are affiliated persons of the Company (as defined in the 1940 Act) may not purchase shares in this manner in the absence of SEC approval.

If an investment in the Funds is made through a broker that has executed a dealer agreement with respect to the Templeton Funds, Distributors or one of its affiliates may make a payment out of its own resources to such dealer in an amount not to exceed 0.25% of the amount invested. Dealers may contact Institutional Services for additional information.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. In general, no sales charge applies, and in the case of an exchange into a Franklin Templeton Fund that offers two classes of shares, a shareholder would receive Class I shares, which generally bear lower Rule 12b-1 distribution fees than Class II shares of the same fund.


METHOD         STEPS TO FOLLOW
-------------------------------------------------------------------------------
BY MAIL        1. Send us written instructions signed by all account owners

               2. Include any outstanding share certificates for the shares you're exchanging
-------------------------------------------------------------------------------
BY PHONE       Call Institutional Services at 1-800/321-8563

                 IF YOU DO NOT WANT THE  ABILITY  TO  EXCHANGE  BY PHONE TO
               APPLY TO YOUR ACCOUNT, PLEASE LET US KNOW.
-------------------------------------------------------------------------------

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR
   ACCOUNT(S).   Additional   procedures  may  apply.  Please  see "Transaction
   Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of a Fund within two weeks of an earlier exchange request, (ii) exchange shares out of a Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of a Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe a Fund would be harmed or unable to invest effectively, or (ii) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

HOW DO I SELL SHARES?

You may sell (redeem) your shares any time.

METHOD                        STEPS TO FOLLOW
-------------------------------------------------------------------------------
BY MAIL                          1. Send us written instructions signed by all
                                    account owners. If you would like
                                    your redemption proceeds wired to a bank account, other than the bank account previously designated, your instructions should include:
                                 o The Federal Reserve ABA routing number
                                 o The name, address and telephone number of
                                   the bank where you want the proceeds sent
                                 o Your bank account number
                                 o If you are using a savings and loan or
                                   credit union, the name of the corresponding bank and the account number

                                 2. Include any outstanding share certificates
                                    for the shares you are selling

                                 3. Provide a signature guarantee

                                 4. Corporate, partnership and trust accounts
                                    may need to send additional documents.
                                    Accounts under court jurisdiction may have
                                    other requirements.
-------------------------------------------------------------------------------
BY PHONE                      Call Institutional Services at 1-800/321-8563. If
(Only available if you have    you would like your redemption proceeds wired to
completed and sent the        a bank account, you must complete the
Institutional Telephone       Institutional Telephone Privileges Agreement.
Privileges Agreement.)

                              Telephone requests will be accepted:

                              o If you have filed an Institutional Telephone Privileges Agreement.

                              o If the redemption is to be sent to the address of record.

                              o If the redemption is to be sent via previously designated wiring instructions.
------------------------------------------------------------------------------

If you redeem your shares by mail or by phone, we will send your redemption check within seven days after we receive your request in proper form. If you would like the check to be sent to an address other than the address of record or to be made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to pay out cash in the form of currency.

The wiring of redemption proceeds is a service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

Each Fund intends to pay a dividend at least annually representing substantially all of the Fund's net investment income and any net realized capital gains. Income dividends and capital gain distributions paid by a Fund, other than on those shares whose owners keep them registered in the name of a broker-dealer, are automatically reinvested on the payment date in whole or fractional shares of the Fund at net asset value as of the ex-dividend date, unless a shareholder makes a written request for payments in cash.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUNDS DO NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

IF YOU BUY SHARES SHORTLY BEFORE THE RECORD DATE, PLEASE KEEP IN MIND THAT ANY DISTRIBUTION WILL LOWER THE VALUE OF THE FUND'S SHARES BY THE AMOUNT OF THE DISTRIBUTION.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Company is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each Fund in many newspapers.

To calculate Net Asset Value per share of each Fund, the assets of each Fund are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the Fund outstanding. Each Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

We  will  use the  Net  Asset  Value  next  calculated  after  we  receive  your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o  Your name,

o  The Fund's name,

o  Your account number,

o  A description of the request,

o  The dollar amount or number of shares,

o  For exchanges, the name of the fund you're exchanging into

o A telephone number where we may reach you during the day, or in the evening if preferred,

o The address the check is to be sent to if different from the address of record, and

o  The name of the payee if different from the registered owner(s).

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1.  You wish to sell over $50,000 worth of shares,
2. You want the proceeds to be paid to someone other than the registered owners,
3. You want the proceeds sent to an address other than the address of record, or
4. We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. YOU SHOULD BE ABLE TO OBTAIN A SIGNATURE GUARANTEE FROM A BANK, BROKER, CREDIT UNION, SAVINGS ASSOCIATION, CLEARING AGENCY, OR SECURITIES EXCHANGE OR ASSOCIATION. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares. The certificates should be properly endorsed. You can do this either by completing a share assignment form, and you should return the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make. You may also call Institutional Services for instructions.

When you call, we will request personal or other identifying information to confirm that your instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required form or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account. The registration of your account should also include the name and date of the trust.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account. A transfer letter of instructions is required in addition to the following documentation:


TYPE OF ACCOUNT         DOCUMENTS REQUIRED
-------------------------------------------------------------------------------
CORPORATION             Corporation Resolution
-------------------------------------------------------------------------------
PARTNERSHIP             1. The pages from the partnership agreement that
                           identify the general partners, or

                        2. A certification for a partnership agreement
-------------------------------------------------------------------------------
TRUST                   1. The pages from the trust document that identify the
                           trustees, or

                        2. A certification for trust
-------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

TAX IDENTIFICATION NUMBER

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies a Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $1,000.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

INSTITUTIONAL ACCOUNTS

Institutional investors will be required to complete an institutional account application. There may be additional methods of opening accounts and purchasing, redeeming or exchanging shares of the Funds available for institutional accounts. To obtain an institutional application or additional information regarding institutional accounts, contact Institutional Services at 1-800/321-8563 Monday through Friday, from 9:00 a.m. - 8:00 p.m.
Eastern time.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, another location, or an address other than the address of record, a signature guarantee is required.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:


o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton Fund;
   and

o  request duplicate statements and deposit slips for your account.

You will need the Funds' code  numbers to use  TeleFACTS.  The Funds' codes are:
453, for Emerging Fixed Income Markets Series; 454, for Foreign Equity Series; 455, for Growth Series; and 456, for Emerging Markets Series.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including transfers from your account and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Funds will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of a Fund's financial reports or an interim quarterly report.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, a Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 100 Fountain Parkway, PO Box 33030, St. Petersburg, FL 33733-8030. The Funds and Distributors are also located at this address. TICI and TGBM are located at 500 East Broward Boulevard, Ft. Lauderdale, FL 33394-3091. TAML is located at Two Exchange Square, Hong Kong. You may also contact us by phone at one of the numbers listed below.


                                                               HOURS OF OPERATION (EASTERN TIME)
   DEPARTMENT NAME             TELEPHONE NO.                   (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------------------------

   Institutional Services      1-800/321-8563                  9:00 a.m. to 8:00 p.m.

   Shareholder Services        1-800/632-2301                  8:30 a.m. to 8:00 p.m.

   Dealer Services             1-800/524-4040                  8:30 a.m. to 8:00 p.m.

   Fund Information            1-800/DIAL BEN                  8:30 a.m. to 11:00 p.m.
                               (1-800/342-5236)                9:30 a.m. to 5:30 p.m. (Saturday)

   Retirement Plans            1-800/527-2020                  8:30 a.m. to 8:00 p.m.

   TDD (hearing impaired)      1-800/851-0637                  8:30 a.m. to 8:00 p.m.



Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Directors of the Company

CD - Certificate of Deposit

CLASS I AND CLASS II - Certain funds in the Franklin Templeton Funds offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Funds are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries.

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds and the Templeton Group of Funds.

FT SERVICES - Franklin Templeton Services, Inc., the Funds' administrator.

INVESTMENT MANAGER - A Fund's investment manager: Templeton Investment Counsel, Inc. ("TICI") for Growth Series and Foreign Equity Series; Templeton Asset Management Ltd. - Hong Kong Branch ("TAML") for Emerging Markets Series; and Templeton Global Bond Managers ("TGBM"), a division of TICI, for Emerging Fixed Income Markets Series.

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Funds' shareholder servicing and transfer agent.

IRS - Internal Revenue Service.

LETTER - Letter of Intent

MARKET TIMER(S) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

MOODY'S - Moody's Investors Service, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation.

NYSE - New York Stock Exchange, Inc.

OFFERING PRICE - The public offering price is the Net Asset Value per share.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

SEC - U.S. Securities and Exchange Commission.

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS - Franklin Templeton's automated customer servicing system.

TAML - Templeton Asset Management Ltd. - Hong Kong branch, the investment manager for Emerging Markets Series.

TGBM - Templeton Global Bond Managers, the investment manager of Emerging Fixed Income Markets Series, is a division of TICI.

TFTC - Templeton Funds Trust Company.

TICI - Templeton Investment Counsel, Inc., the investment manager of Growth Series and Foreign Equity Series.

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States.

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

INSTRUCTIONS AND IMPORTANT NOTICE

SUBSTITUTE W-9 INSTRUCTIONS INFORMATION

GENERAL. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

OBTAINING A NUMBER. If you do not have a Social Security Number/Taxpayer Identification Number or you do not know your SSN/TIN, you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.

WHAT SSN/TIN TO GIVE. Please refer to the following guidelines:


ACCOUNT TYPE                         GIVE SSN OF               ACCOUNT TYPE            GIVE EMPLOYER ID # OF
------------------------------------------------------------------------------------------------------------

o Individual                         Individual                o Trust, Estate, or     Trust, Estate, or
                                                               Pension Plan            Pension Plan Trust
                                      Trust
------------------------------------------------------------------------------------------------------------
o Joint Individual                   Owner who will            o Corporation,          Corporation,
                                     be paying tax or          Partnership, or         Partnership, or
                                     first-named               other                   other organization
                                     individual                organization
------------------------------------------------------------------------------------------------------------
o Unif. Gift/                        Minor                     o Broker nominee        Broker nominee
   Transfer to Minor
------------------------------------------------------------------------------------------------------------
o Sole Proprietor                    Owner of
                                     business
------------------------------------------------------------------------------------------------------------
o Legal Guardian                     Ward, Minor,
                                     or Incompetent
------------------------------------------------------------------------------------------------------------

EXEMPT RECIPIENTS. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients include:

     A corporation                         A real estate investment trust

     A financial institution               A common trust fund operated
                                           by a bank under section 584(a)

     An organization exempt from           An exempt charitable remainder
     tax under section 501(a), or an       trust or a non-exempt trust
     individual retirement plan            described in section 4947(a)(1)

     A registered dealer in securities     An entity registered at all times
     or commodities registered in          under the Investment Company
     the U.S. or a U.S. possession         Act of 1940

IRS PENALTIES. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

SUBSTITUTE W-8 INSTRUCTIONS INFORMATION

EXEMPT FOREIGN PERSON. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. You are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year is effectively connected to the U.S. (or your transactions are exempt from U.S. taxes under a tax treaty).

PERMANENT ADDRESS. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.

NOTICE OF CHANGE IN STATUS. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that (1) the tax payer identification number you have given is correct, and (2) the Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.

WHEN TO FILE. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years.

HOW OFTEN YOU MUST FILE. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.

                       RESOLUTION SUPPORTING AUTHORITY OF CORPORATE/ASSOCIATION SHAREHOLDER
-------------------------------------------------------------------------------

INSTRUCTION:

It will be necessary for corporate/association shareholders to provide a certified copy of a resolution or other certificate of authority supporting the authority of designated officers of the corporation/association to issue oral and written instruction on behalf of the corporation/association for the purchase, sale (redemption), transfer and/or exchange of Franklin Templeton Fund shares. You may use the following form of resolution or you may prefer to use your own.

CERTIFIED COPY OF RESOLUTION (Corporation or Association)

The undersigned hereby certifies and affirms that he/she is the duly elected of
         Title                     Corporate Name

a                                organized under the laws of the State of
   Type of Organization
                and that the following is a true and correct copy
      State
of a resolution adopted by the Board of Directors by unanimus written consent (a copy of which is attached) or at a meeting duly called and held on ,19 .

      "RESOLVED that
                                             Name of Corporation/Association

     (the "Company") is authorized to invest the Company's assets in one or more investment companies (mutual funds) whose shares are distributed by Franklin/Templeton Distributors, Inc. ("Distributors"). Each such investment company, or series thereof, is referred to as a "Franklin Templeton Fund" or "Fund."

      FURTHER RESOLVED, that any (enter number)                 of the
      following  officers  of this  Company  (acting  alone,  if one,  or acting together, if more than one) is/are authorized to issue oral or written instructions (including the signing of drafts in the case of draft accessed money fund accounts) on behalf of the Company for the purchase, sale (redemption), transfer and/or exchange of Fund shares and to execute any Fund application(s) and agreements pertaining to Fund shares registered or to be registered to the Company (referred to as a "Company Instruction"); and, that this authority shall continue until Franklin/Templeton Investor Services, Inc. ("Investor Services") receives written notice of revocation or amendment delivered by registered mail. The Company's officers authorized to act on behalf of the Company under this resolution are (enter officers titles only):



      (referred to as the "Authorized Officers").

      FURTHER RESOLVED, that Investor Services may rely on the most recently provided incumbency certificate delivered by the Company to Investor Services to identify those individuals who are the incumbent Authorized Officers and that Investor Services shall have no independent duty to determine if there has been any change in the individuals serving as incumbent Authorized Officers.

      FURTHER RESOLVED, that the Company ("Indemnitor") undertakes and agrees to indemnify and hold harmless Distributors, each affiliate of Distributors, each Franklin Templeton fund and their officers, employees and agents (referred to hereafter collectively as the "Indemnitees") from and against any and all liability, loss, suits, claims, costs, damages and expenses of whatever amount and whatever nature (including without limitation reasonable attorneys' fees, whether for consultation and advice or representation in litigation at both the trial and appellate level) any Indemnitee may sustain or incur by reason of, in consequence of, or arising from or in connection with any action taken or not taken by an Indemnitee in good faith reliance on a Company Instruction given as authorized under this resolution."

The undersigned further certifies that the below named persons, whose signatures appear opposite their names, are the incumbent Authorized Officers (as that term is defined in the above resolution) who have been duly elected to the office identified beside their name(s) (attach additional list if necessary).


                                       X


Name/title (please print or type)
                                       Signature
                                       X


Name/title (please print or type)
                                       Signature
                                       X


Name/title (please print or type)
                                       Signature
                                       X


Name/title (please print or type)
                                       Signature
Certified from minutes


X
-------------------------------------------------------------------------------

Signature



------------------------------------------------------------------------------
Name/title (please print or type)

CORPORATE SEAL (if appropriate)

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST ~ Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.



GLOBAL GROWTH                           Franklin Growth Fund                   FOR CORPORATIONS:
Franklin Global Health Care Fund        Franklin MidCap Growth Fund
Franklin Templeton Japan Fund           Franklin Small Cap Growth Fund         Franklin Corporate Qualified
Templeton Developing Markets Trust      Mutual Discovery Fund                     Dividend Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies     GROWTH AND INCOME                      FRANKLIN FUNDS SEEKING TAX-FREE
Fund                                                                           INCOME
Templeton Global Infrastructure Fund    Franklin Asset Allocation Fund
Templeton Global Opportunities Trust    Franklin   Balance  Sheet  Investment  Federal Intermediate-Term  Tax-Free
Templeton Global Real Estate Fund       Fund                                      Income Fund
Templeton  Global  Smaller   Companies  Franklin Convertible Securities Fund   Federal Tax-Free Income Fund
Fund                                    Franklin Equity Income Fund            High Yield Tax-Free Income Fund
Templeton Greater European Fund         Franklin Income Fund                   Insured Tax-Free Income Fund
Templeton Growth Fund                   Franklin MicroCap Value Fund           Puerto Rico Tax-Free Income Fund
Templeton Latin America Fund            Franklin Natural Resources Fund        Tax-Exempt Money Fund
Templeton Pacific Growth Fund           Franklin Real Estate Securities Fund
Templeton World Fund                    Franklin Rising Dividends Fund         FRANKLIN STATE-SPECIFIC FUNDS
                                        Franklin Strategic Income Fund         SEEKING TAX-FREE INCOME
GLOBAL GROWTH AND INCOME                Franklin Utilities Fund
                                        Franklin Value Fund                    Alabama
Franklin Global Utilities Fund          Mutual Beacon Fund                     Arizona*
Franklin Templeton German Government    Mutual Financial Services Fund         Arkansas**
   Bond Fund                            Mutual Qualified Fund                  California*
Franklin Templeton Global Currency      Mutual Shares Fund                     Colorado
Fund                                    Templeton American Trust, Inc.         Connecticut
Mutual European Fund                                                           Florida*
Templeton Global Bond Fund              FUND ALLOCATOR SERIES                  Georgia
Templeton Growth and Income Fund                                               Hawaii**
                                        Franklin Templeton Conservative        Indiana
GLOBAL INCOME                              Target Fund                         Kentucky
                                        Franklin Templeton Moderate Target     Louisiana
Franklin Global Government Income        Fund                                  Maryland
Fund                                    Franklin   Templeton   Growth  Target  Massachusetts***
Franklin Templeton Hard Currency Fund   Fund                                   Michigan*
Franklin Templeton High Income                                                 Minnesota***
   Currency Fund                        INCOME                                 Missouri
Templeton Americas Government                                                  New Jersey
   Securities Fund                      Franklin  Adjustable  Rate Securities  New York*
                                        Fund                                   North Carolina
GROWTH                                  Franklin  Adjustable U.S.  Government  Ohio***
                                           Securities Fund                     Oregon
Franklin Biotechnology Discover Fund    Franklin's AGE High Income Fund        Pennsylvania
Franklin Blue Chip Fund                 Franklin   Investment   Grade  Income  Tennessee**
Franklin California Growth Fund         Fund                                   Texas
Franklin DynaTech Fund                  Franklin Short-Intermediate U.S.       Virginia
Franklin Equity Fund                    Government Securities Fund             Washington**
Franklin Gold Fund                      Franklin U.S.Government Securities
                                        Fund                                   VARIABLE ANNUITIES+
                                        Franklin Money Fund
                                        Franklin Federal Money Fund            Franklin Valuemark*
                                                                               Franklin  Templeton  Valuemark Income
                                                                               Plus (an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY). **The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. ***Portfolio of insured municipal securities. +Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

FGF 09/97                                         Printed on recycled paper.

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